Exhibit 24

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ David Bonderman

Print Name: David Bonderman

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Thomas J. Barrack, Jr.

Print Name: Thomas J. Barrack, Jr.

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Gordon M. Bethune

Print Name: Gordon M. Bethune

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Kirbyjon H. Caldwell

Print Name: Kirbyjon H. Caldwell

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Patrick Foley

Print Name: Patrick Foley

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Lawrence W. Kellner

Print Name: Lawrence W. Kellner

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Douglas H. McCorkindale

Print Name: Douglas H. McCorkindale

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Richard W. Pogue

Print Name: Richard W. Pogue

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Henry L. Meyer III

Print Name: Henry L. Meyer III

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Ronald B. Woodard

Print Name: Ronald B. Woodard

POWER OF ATTORNEY

     The undersigned officer and/or director of Continental Airlines, Inc. does hereby constitute and appoint Jennifer L. Vogel and Kristin Becnel, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable Continental Airlines, Inc. to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 (“Registration Statement”) relating to the Continental Airlines, Inc. 2004 Employee Stock Purchase Plan, including specifically, but not limited to, power and authority to sign for the undersigned the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

February 23, 2004	By:	/s/ Charles A. Yamarone

Print Name: Charles A. Yamarone